Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
6.	Commitments and Contingencies

Operating Leases

In November 2009, Evofem Inc. entered into a lease for office space under a noncancelable lease agreement that expired in March 2017 (the UTC Lease), as amended. Through January 2015, Evofem Inc. shared this office space with Cosmederm Biosciences, Inc. (Cosmederm) when Evofem Inc. assigned its rights and obligations under the UTC Lease to Cosmederm; an entity under common control at the time of the assignment. Effective March 1, 2015, Cosmederm took over the payments under the UTC Lease, however: (i) Evofem Inc. continued to provide supplemental financial support under the UTC Lease and (ii) was still legally responsible for the lease in the event of default by Cosmederm. In March 2016, the UTC Lease was amended to reduce the rentable square footage under the lease at which time the Company agreed to pay a portion of an early termination fee of approximately $0.1 million directly to Cosmederm, which was recognized in general and administrative expenses in the consolidated statements of operations. Effective February 27, 2017, Evofem Inc. entered into a lease termination agreement (the UTC Lease Termination), with Cosmederm and the landlord for the UTC Lease. In exchange for being relieved of all further obligations under the UTC Lease, Cosmederm agreed to (i) pay an early termination fee of approximately $0.1 million (the Early Termination Fee) and (ii) surrender the security deposit of $17,000. In March 2017, Evofem Inc. paid $55,000 of the Early Termination Fee directly to Cosmederm and derecognized the security deposit receivable from the landlord and payable to Cosmederm. Upon execution of the UTC Lease Termination, the Company was relieved of all obligations under the UTC Lease.

Effective February 1, 2015, the Company entered into a sublease for office space under a noncancelable lease agreement that expires in March 2020 (the 2015 Lease). The sublease provides for two renewal periods of five years each, but the sub-lessor is not expected to renew its lease. In lieu of paying a security deposit directly to the sub-lessor, the Company maintains a time deposit in favor of the sub-lessor (the Deposit), which is included in restricted cash in the consolidated balance sheets. During months 13 through 58 of the 2015 Lease term, subject to certain restrictions, approximately $5,000 of the Deposit may be released each month through November 2019 and approximately $66,000 of the Deposit may be released each month between December 2019 and March 2020. In July 2016, the Company received approximately $0.2 million from the landlord as reimbursement for costs incurred by the Company for leasehold improvements. As of December 31, 2017 and 2016, restricted cash maintained as collateral for the Company’s Deposit was $0.4 million for both years.

Concurrent with the execution of the 2015 Lease, the Company entered a sublease with WomanCare Global Trading, Inc. (WCGT) whereby WCGT agreed to sublease approximately 25% (subject to annual adjustment), as amended, of the Company’s office space (the WCG Sublease). The Company remains the primary obligor under the WCG Sublease and records all sublease income as a reduction of rent expense in the consolidated statements of operations. WCGT paid an initial security deposit of approximately $0.3 million (the WCG Security Deposit). During months 13 through 58 of the 2015 Lease term, subject to certain restrictions, approximately $2,500 of the WCG Security Deposit is creditable against monthly rent payments through November 2019 and approximately $33,000 of the WCG Security Deposit is creditable against rent payments each month between December 2019 and March 2020. As of each December 31, 2017 and 2016, the WCG Security Deposit totaled approximately $0.2 million of which approximately $30,000 and $0.2 million is included in accrued expenses and other noncurrent liabilities, respectively, in the consolidated balance sheets. During the years ended December 31, 2017 and 2016 sublease payments received from WCGT totaled approximately $0.2 million and $0.4 million, respectively.

Rent expense for the years ended December 31, 2017 and 2016 was $0.5 million and $0.4 million, respectively. Rent expense is recognized on a straight-line basis over the term of the lease. Accordingly, rent expense recognized in excess of rent paid is accounted for as deferred rent in the consolidated balance sheets. The current portion of deferred rent is included in accrued expenses in the consolidated balance sheets.

As of December 31, 2017, future minimum lease commitments under the above mentioned operating leases, together with sublease income, are as follows (in thousands):

	Operating Leases	Sublease Income	Net
Year ended December 31, 2018	$748	$(187)	$561
Year ended December 31, 2019	777	(194)	583
Year ended December 31, 2020	201	(50)	151

Total	$1,726	$(431)	$1,295

Contingencies

From time to time the Company may be involved in various lawsuits, legal proceedings or claims that arise in the ordinary course of business. There were no claims or actions pending against the Company as of December 31, 2017 and 2016 which Management believes would have, individually or in the aggregate, a material adverse effect on its business, liquidity, financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm the Company’s business.

Intellectual Property Rights

In 2014, the Company entered into an amended and restated license agreement with Rush University (the Rush License Agreement) pursuant to which Rush University granted Evofem Inc. an exclusive, worldwide license of certain patents and know-how, related to its MPT vaginal gel authorizing the Company to make, distribute and commercialize products and processes for any and all therapeutic, prophylactic and/or diagnostic uses, including, without limitation, use for female vaginal health and/or contraception.

The Company may be obligated to pay an earned royalty based upon a percentage of net sales in the range of mid-single digits. Commencing on January 1 of year three after a product has received regulatory approval and has been introduced to market, the Company may become obligated to pay minimum annual royalties, to the extent the earned royalty or sublicensing fees, as applicable, do not exceed the minimum annual royalties.

In October 2015, ENA and EP entered into separate sublicense agreements (the Sublicenses) with WomanCare Global Trading CIC (WCGCIC) for a contraceptive vaginal ring. In August 2016, ENA, EP and WCGCIC entered into a side letter to modify the timing of the 2016 and 2017 payments due under the Sublicenses. On an aggregate basis, consideration under the Sublicenses consisted of (i) payments or potential payments to the licensor of (a) an upfront payment of $10.0 million, (b) potential regulatory and commercial milestone payments up to $32.0 million, (c) potential royalty payments on net product sales and (d) potential royalty payments on net sales of an equivalent generic product and (ii) $5.0 million in annual sublicense fees through October 1, 2019 to WCGCIC. In December 2016, under the terms of the Sublicenses, ENA and EP provided 90-days written notice of termination of the Sublicenses to WCGCIC, which period concluded on March 28, 2017.

During the year ended December 31, 2016, the Company recognized sublicense fees of $6.0 million, which are included in R&D expenses in the consolidated statements of operations. As of December 31, 2017 and 2016, the Company had accrued sublicense fees of approximately $2.0 million and $3.0 million, respectively, which are included in accrued expenses in the consolidated balance sheets. ENA and EP are responsible for making interest payments to WCGCIC for unpaid sublicense fees. During the years ended December 31, 2017 and 2016, accrued interest expense on unpaid sublicense fees totaled $77,000 and $15,000, respectively. See Note 7 – Related-party Transactions for a summary of the Company’s transactions with WCGCIC and WomanCare Global International (WCGI) and related entities. During 2017, the Company paid the 2016 accrued interest of $15,000.